SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 2, 2011

Tactical Air Defense Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada	123 West Nye Lane, Suite 517	88-0455809
(State or other jurisdiction	Carson City, Nevada 89706	(IRS Employer
of Incorporation)	(Address of principal executive offices)	Identification Number)

(775) 888-6744
(Issuer’s Telephone Number)

_____________________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

On or about June 2, 2011, Tactical Air Defense Services, Inc., a Nevada corporation (the “Company”) entered into a Letter of Intent (the “LOI”) with Tactical Air Support, Inc., a Nevada corporation (“Tac-Air”) relating to the proposed acquisition (the “Acquisition”) of certain aircraft (the “Aircraft”). A copy of the LOI has been attached to this Form 8-K and incorporated herein by reference in its entirety.

Subject to further Definitive Agreements (as defined in the LOI) and pursuant to the terms of the LOI, in the event the parties are able to complete the Acquisition of the Aircraft, the Aircraft is to be purchased in the name of Tac-Air, with Tac-Air maintaining full control of the Aircraft and responsibility for all associated operational, administrative, maintenance and insurance costs related to the operation of the Aircraft. Subject to further Definitive Agreements and pursuant to the terms of the LOI, Tactical Air Defense Services, Inc. shall be responsible for the acquisition of necessary funding related to the Acquisition and shall receive the right to receive fifty percent (50%) of all future profits derived from the operation, sale, lease or any other use of the Aircraft. Previously, on December 10, 2010, the parties entered into an Agreement and Plan of Merger (the “Merger”) related to the proposed merger between the parties. Although the Merger had not closed prior to the termination period and the related agreement has since expired, the parties are currently in non-binding negotiations to finalize the proposed Merger. In the event the parties are able to finalize and close the Merger while the Aircraft continues to be employed under the Definitive Agreements, subject to further agreement between the parties, such Definitive Agreements shall be terminated and the Aircraft shall continue to be employed by the combined entity.

Tac-Air is a highly regarded Aerospace/Defense Services contractor founded by a group of former Navy, Marine, and Air Force Weapon’s School Instructors to provide the military and commercial sectors with the highest possible quality of aviation, maintenance and consulting support. Tac-Air has won and successfully executed multiple Aerospace/Defense contracts awarded by divisions of the U.S. Department of Defense. Tac-Air’s website is located at www.tacticalairsupport.com.

Item 7.01

Regulation FD Disclosure.

Press Releases

On June 3, 2011, the Company issued a press release relating to the agreement as described in “Item 1.01 Entry Into Material Definitive Agreements” above.  A copy of this press release has been attached to this Form 8-K and incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Number	Description
10.1	Letter of Intent between Tactical Air Defense Services, Inc. and Tactical Air Support, Inc.

99.1	Press release dated as of June 3, 2011 entitled “Tactical Air Defense Services Executes Letter of Intent to Acquire Military Aircraft” (Deemed Furnished)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 3, 2011		Tactical Air Defense Services, Inc.
/s/ Alexis Korybut
	By:	Alexis Korybut
	Its:	Chief Executive Officer

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